ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the revolving credit facility identified below, including, without limitation, the LC Commitment of the Assignee as of the Effective Date, the related proportionate share of LC Disbursements held by the Assignor as of the Effective Date, the pro rata participation interest in Swingline Loans held by the Assignor as of the Effective Date, included in such revolving credit facility, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

1.	Assignor:	Manufacturer and Traders Trust Company 303 South Broadway, Suite 130 Tarrytown, NY 10591 Attn: Chris Tesla, CFA, CPA Facsimile: (914) 366-8523

2.	Assignee:	North Fork Bank 275 Broadhollow Road Melville, NY 11747 Attn: Laura Lowy Facsimile: (631) 531-2752

3.	Borrower:	LeCroy Corporation

4.	Agent:	Manufacturers And Traders Trust Company, as the Agent under the Credit Agreement

5.	Credit Agreement:	Credit Agreement, dated to be effective as of March 30, 2007, among the Borrower, the Agent, the Lenders from time to time parties thereto, the Swingline Lender, and the Issuing Lender

6.	Assigned Interest:

Assignor	Assignee	Facility Assigned	Revolving Committed Amount/ Aggregate Amount of Loans for all Lenders	Amount of Revolving Commitment/Loans Assigned	Percentage Assigned of Revolving Committed Amount/ Loans	CUSIP Number
Manufacturers and Traders Trust Company .	North Fork Bank	Revolving Commitment	$50,000,000	$5,000,000	10%

Effective Date: Apri1 26, 2007

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The terms set forth in this Assignment and Acceptance are hereby agreed to:

Assignor

MANUFACTURERS AND TRADERS

TRUST COMPANY

By: /s/ Robert H. Hauver

Robert H. Hauver, Vice President

Assignee:

NORTH FORK BANK

By: _________________________

Name:

Title:

Consented to and Accepted:

MANUFACTURERS AND TRADERS TRUST COMPANY,

as Agent

By: /s/ Robert H. Hauver

Robert H. Hauver, Vice President

Consented to:

LECROY CORPORATION,

A Delaware Corporation

By: __________________________________

Sean B. O’Connor, Vice President-Finance

The terms set forth in this Assignment and Acceptance are hereby agreed to:

Assignor

MANUFACTURERS AND TRADERS

TRUST COMPANY

By: ___________________________

Robert H. Hauver, Vice President

Assignee:

NORTH FORK BANK

By: /s/ Karyn Graham
Name: Karyn Graham

Title: Vice President

Consented to and Accepted:

MANUFACTURERS AND TRADERS TRUST COMPANY,

as Agent

By: ____________________________

Robert H. Hauver, Vice President

Consented to:

LECROY CORPORATION,

A Delaware Corporation

By: ____________________________

Sean B. O’Connor, Vice President-Finance

The terms set forth in this Assignment and Acceptance are hereby agreed to:

Assignor

MANUFACTURERS AND TRADERS

TRUST COMPANY

By: __________________________

Robert H. Hauver, Vice President

Assignee:

NORTH FORK BANK

By: ____________________________

Name:

Title:

Consented to and Accepted:

MANUFACTURERS AND TRADERS TRUST COMPANY,

as Agent

By: ___________________________

Robert H. Hauver, Vice President

Consented to:

LECROY CORPORATION,

A Delaware Corporation

By: /s/ Sean B. O’Connor

Sean B. O’Connor, Vice President-Finance

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE

CREDIT AGREEMENT DATED TO BE EFFECTIVE AS OF MARCH 30, 2007

STANDARD TERMS AND CONIIITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1.	Representations and Warranties.

1.1 . Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements of an Eligible Assignee and all requirements of an assignee under Section 10.04(b) of the Credit Agreement (subject to such consents, if any, as may be required to be an “Eligible Assignee” of the Credit Agreement or as are required under Sections 10.04(a) and (b) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.02 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based

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on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.       Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.       General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

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